UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 5, 2013

Date of Report

Date of earliest event reported

BLUCORA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 N.E. 8th Street, Suite 800

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2013, Blucora announced its financial results for the quarter ended September 30, 2013. Copies of the press release and a supplemental investor presentation are furnished to, but not filed with, the Commission as Exhibits 99.1 and 99.2 hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press release dated November 5, 2013

99.2	Investor presentation dated November 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013

BLUCORA, INC.

By:	/s/ Eric M. Emans
Eric M. Emans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release dated November 5, 2013

99.2	Investor presentation dated November 5, 2013